AMENDMENT NO. 1 TO LETTER OF CREDIT FACILITY AND REIMBURSEMENT AGREEMENT

              AMENDMENT NO. 1 dated as of March 21, 2002 between XL CAPITAL LTD, a company incorporated under the laws of the Cayman Islands, British West Indies ("THE ACCOUNT PARTY"), X.L. AMERICA, INC., a Delaware corporation ("XL AMERICA"), XL INSURANCE (BERMUDA) LTD, a Bermuda limited liability company ("XL INSURANCE"), XL EUROPE LTD, a company incorporated under the laws of Ireland ("XL EUROPE"), and XL RE LTD, a Bermuda limited liability company ("XL RE" and, together with the Account Party in its capacity as a Guarantor, XL America, XL Insurance and XL Europe, each a "GUARANTOR" and, collectively, the "GUARANTORS"; the Guarantors and the Account Party being collectively referred to as the "OBLIGORS"), and CITIBANK INTERNATIONAL PLC, as agent and trustee for the Lenders, the "AGENT" and "SECURITY TRUSTEE".

              The Obligors, the Lenders, the Agent and Salomon Brothers International Limited as Arranger are parties to a Letter of Credit Facility and Reimbursement Agreement dated November 20, 2001 (the "Agreement"), providing, subject to the terms and conditions thereof, for the issuance of letters of credit for the account of the Account Party in an aggregate face amount not exceeding (pound)324,000,000. The Obligors and the Agent wish to amend the Agreement in certain respects and accordingly the parties hereto hereby agree as follows:

              Clause 1. DEFINITIONS. Except as otherwise defined in this Amendment No. 1, terms defined in the Agreement are used herein as defined therein.

              Clause 2. AMENDMENTS. Effective as provided in Clause 4 below, the Agreement is hereby amended as follows:

              2.01. References in the Agreement (including references to the Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Agreement as amended hereby.

              2.02. Clause 18.1 is hereby amended to read in its entirety as follows:

              "18.1. Each Obligor will furnish to the Agent and each Lender:

              (a) within 135 days after the end of each fiscal year of each Obligor except for XL America (but in the case of the Account Party, within 100 days after the end of each fiscal year of the Account Party), the audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows of such Obligor and its consolidated Subsidiaries as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fis-


         AMENDMENT NO. 1 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT
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cal year (if such figures were already produced for such corresponding period or periods) (it being understood that delivery to the Lenders of the Account
Party's Report on Form 10-K filed with the SEC shall satisfy the financial statement delivery requirements of this paragraph (a) to deliver the annual financial statements of the Account Party so long as the financial information required to be contained in such Report is substantially the same as the financial information required under this paragraph (a)), all reported on by independent public accountants of recognized national standing (without a GOING CONCERN or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of such Obligor and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP or (in the case of XL Europe, XL Insurance and XL Re) SAP, as the case may be, consistently applied;

              (b) by June 15 of each year, (i) an unaudited consolidating balance sheet and related statements of operations, stockholders' equity and cash flows of XL America and its consolidated Subsidiaries as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year (if such figures were already produced for such corresponding period or periods), and (ii) audited statutory financial statements for each insurance subsidiary of XL America reported on by independent public accountants of recognized national standing (without a GOING CONCERN or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such audited consolidated financial statements present fairly in all material respects the financial condition and results of operations of such insurance subsidiaries in accordance with SAP, consistently applied;

              (c) within 60 days after the end of each of the first three fiscal quarters of each fiscal year of such Obligor, the consolidated balance sheet and related statements of operations, stockholders' equity and cash flows of such Obligor and its consolidated Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the corresponding period or periods of the previous fiscal year (if such figures were already produced for such corresponding period or periods), all certified by a Financial Officer of such Obligor as presenting fairly in all material respects the financial condition and results of operations of such Obligor and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP or (in the case of XL Europe, XL Insurance and XL
Re) SAP, as the case may be, consistently applied, subject to normal year-end audit adjustments and the absence of footnotes (it being understood that delivery to the Lenders of the Account Party's Report on Form 10-Q filed with the SEC shall satisfy the financial statement delivery requirements of this paragraph (c) to deliver the quarterly financial statements of the Account Party so long as the financial information required to be contained in such Report is substantially the same as the financial information required under this paragraph (c));


         AMENDMENT NO. 1 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT
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              (d)    concurrently with any delivery of financial statements
under Clause 18.1 (a), (b) or (c), a certificate signed on behalf of each Obligor by a Financial Officer (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Clauses 19.3 (LIENS), 19.5 (RATIO OF TOTAL FUNDED DEBT TO TOTAL CAPITALIZATION), 19.6 (CONSOLIDATED NET WORTH) and 19.7 (INDEBTEDNESS) and (iii) stating whether any change in GAAP or (in the case of XL Europe, XL Insurance and XL Re) SAP or in the application thereof has occurred since the date of the audited financial statements referred to in Clause 17.5 (a) and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

              (e) concurrently with any delivery of financial statements under Clause 18.1 (a), a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

              (f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by such Obligor or any of its respective Subsidiaries with the SEC, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any U.S. or other securities exchange, or distributed by such Obligor to its shareholders generally, as the case may be;

              (g) concurrently with any delivery of financial statements under Clause 18.1 (a), (b) or (c), a certificate of a Financial Officer of the Account Party, setting forth on a consolidated basis for the Account Party and its consolidated Subsidiaries as of the end of the fiscal year or quarter to which such certificate relates (i) the aggregate book value of assets which are subject to Liens permitted under Clause 19.3(g) (LIENS) and the aggregate book value of liabilities which are subject to Liens permitted under Clause 19.3(g)(it being understood that the reports required by paragraphs (a), (b) and (c) of this Clause shall satisfy the requirement of this clause (i) of this Clause 18.1(g) if such reports set forth separately, in accordance with GAAP, line items corresponding to such aggregate book values) and (ii) a calculation showing the portion of each of such aggregate amounts which portion is attributable to transactions among wholly-owned Subsidiaries of the Account Party; and

              (h) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Account Party or any of its Subsidiaries, or compliance with the terms of this Agreement, as the Agent or any Lender may reasonably request."

              Clause 3. REPRESENTATIONS AND WARRANTIES. Each Obligor hereby represents and warrants to the Agent and the Lenders that (i) the representations and warranties set forth in Clause 17 of the Agreement are, on the date hereof, true and complete as if made on the date hereof (and after


         AMENDMENT NO. 1 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT
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giving effect to this Amendment No. 1) and as if each reference in said Clause
17 to "this Agreement" includes reference to this Amendment No. 1 and (ii) both immediately prior to and as of the date hereof, no Default has occurred and is continuing.

              Clause 4. CONDITIONS PRECEDENT. The amendments to the Agreement set forth in Clause 2 above shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

              4.01. EXECUTION BY ALL PARTIES. This Amendment No. 1 shall have been executed and delivered by each of the Obligors and the Agent in accordance with Clause 23.3 of the Agreement.

              Clause 5. MISCELLANEOUS. Except as herein provided, the Agreement shall remain unchanged and in full force and effect. Nothing in this Amendment No. 1 shall constitute a waiver of any rights and/or remedies that the Lenders and/or the Agent may have under the Agreement and nothing contained herein shall obligate the Lenders to grant any future waiver of any provision of the Agreement. The Account Party shall pay all reasonable expenses incurred by the Agent, including the reasonable fees, charges and disbursements of Freshfields, Bruckhaus Deringer, special English counsel to the Agent, in connection with the preparation, negotiation, execution and delivery of this Amendment No. 1. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of England and Wales. Clause 29.2 (JURISDICTION) and Clause 31 (THIRD PARTY RIGHTS) of the Agreement shall be deemed incorporated in this Amendment No. 1 (with such conforming changes as the context requires) as if set out herein.


         AMENDMENT NO. 1 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.


ACCOUNT PARTY

EXECUTED as a DEED
by XL CAPITAL LTD



By:      JERRY DE ST. PAER

In the presence of:        PAMELA PAYNTER


GUARANTORS

EXECUTED as a DEED
by XL CAPITAL LTD


By:      JERRY DE ST. PAER

In the presence of:        PAMELA PAYNTER



SIGNED for and on behalf of X.L. AMERICA, INC.

By:      NICHOLAS M. BROWN, JR

Title:   PRESIDENT AND CEO

SIGNED for and on behalf of XL INSURANCE (BERMUDA) LTD

By:      CRISTOPHER COELHO

Title:   SVP, CHIEF FINANCIAL OFFICER


         AMENDMENT NO. 1 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT
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                                      -6-


SIGNED for and on behalf of XL EUROPE LTD


By:      FIONA MULDOON

Title:   CFO AND COMPANY SECRETARY



SIGNED for and on behalf of XL RE LTD


By:      HENRY KEELING

Title:   PRESIDENT AND CEO


AGENT


SIGNED for and on behalf of CITIBANK INTERNATIONAL PLC

By:      PAUL GIBBS

Address: 335 STRAND
                  LONDON
                  WC2R 1LS



Fax:              +44 207 500 4482/4484
Tel:              +44 207 500 4712
Attention:        SONIA GOSPARINI, LOANS AGENCY


         AMENDMENT NO. 1 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT
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                                      -7-


SECURITY TRUSTEE

SIGNED for and on behalf of CITIBANK INTERNATIONAL PLC

By:      PAUL GIBBS

Address: 335 STRAND
         LONDON
         WC2R 1LS



Fax:              +44 207 500 4482/4484
Tel:              +44 207 500 4712
Attention:        SONIA GOSPARINI, LOANS AGENCY


         AMENDMENT NO. 1 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT